[Brown Shoe Logo]

INVESTOR UPDATE

Diane Sullivan,
President and CEO
September 2011

[Brown Shoe Logo]

SAFE HARBOR STATEMENT
UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains certain forward-looking statements and expectations regarding the Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) potential disruption to Brown Shoe’s business and operations as it integrates ASG into its business; (iii) potential disruption to Brown Shoe’s business and operations as it implements its information technology initiatives; (iv) Brown Shoe’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (v) intense competition within the footwear industry; (vi) rapidly changing fashion trends and purchasing patterns; (vii) customer concentration and increased consolidation in the retail industry; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (ix) the ability to recruit and retain senior management and other key associates; (x) the ability to attract and retain licensors and protect intellectual property rights; (xi) the ability to secure/exit leases on favorable terms; (xii) the ability to maintain relationships with current suppliers; (xiii) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xiv) the ability to source product at a pace consistent with increased demand for footwear; (xv) the impact of rising prices in a potentially inflationary global environment; and (xvi) the ability of Galaxy International to obtain financing and to close on the purchase of AND 1. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the Company’s Annual Report on Form 10-K for the year ended January 29, 2011, which information is incorporated by reference herein and updated by the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

* In this investor update, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the Company provides historic earnings (loss) per diluted share adjusted to exclude certain charges and recoveries, which is a non-GAAP financial measure. These results are included as a complement to results provided in accordance with GAAP because management believes this non-GAAP financial measure helps to identify underlying trends in the Company’s business and provides useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. This measure should not be considered a substitute for or superior to GAAP results.  Please see Schedule 4 to the Company’s Aug. 25, 2011, press release for a reconciliation of this non-GAAP measure to the GAAP measure.

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BROWN SHOE COMPANY
AT A GLANCE

•	FOOTWEAR LEADER
–	$2.5B in 2010 net sales, up 11.7% YoY
•	Adjusted EPS of $0.97, up 143% YoY
–	130+ years of experience, product innovation
–	> 1,300 Famous Footwear and Naturalizer retail stores
–	Design, source, market wholesale brands

•	FOCUSED ON KEY PLATFORMS
–	Family
•	Famous Footwear: leading family branded footwear retailer
–	Healthy Living
•	Naturalizer: one of largest women’s comfort brands
•	Dr. Scholl’s: iconic health, wellness brand
•	Avia and rykä: lifestyle athletic brands
–	Contemporary Fashion
•	Leading brands: Via Spiga, Vera Wang Lavender, Sam Edelman, Franco Sarto, among others

Net Sales Mix
US$M

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0

2H'09    27% Wholesale    73% Retail
1H'10    30% Wholesale    70% Retail
2H'10    30% Wholesale    70% Retail
1H'11    36% Wholesale    64% Retail

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BROWN SHOE COMPANY
STRATEGIC APPROACH

•	MISSION
–	To inspire people to feel good and live better...feet first!

•	VISION
–	A powerful portfolio of footwear-authentic retail and wholesale brands that build deep consumer connections and create shareholder value

•	VALUES
–	Consumer first
–	Innovation
–	Collaboration
–	Commercial mindset
–	Partnership
–	Integrity
–	Accountability

Three Targeted Consumer Platforms

HEALTHY LIVING
PRODUCT INNOVATION

[Naturalizer logo]
[Dr. Scholl's logo]
[Avia logo]
[ryka logo]

CONTEMPORARY FASHION
DESIGN CAPABILITIES

[Via Spiga logo]
[Vera Wang Lavender logo]
[Sam Edelman logo]
[Franco Sarto logo]

FAMILY
CASUAL & FITNESS LIFESTYLE

[Famous Footwear logo]

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CORPORATE UPDATE

•	2Q’11 RESULTS
–	Net sales $628.1M, up 7.2% YoY
•	Adjusted EPS ($0.06)
–	$0.06 corporate-wide toning inventory write down
–	$0.07 of SAP stabilization costs
•	Famous Footwear down slightly
–	Toning declined by half
–	Running up nearly 30%
–	Sandals up 5.5%, picking up pace from 1Q
–	Boot strength continues, up 10%
•	Wholesale up nearly 25%
–	Contemporary Fashion brands key contributors
•	Specialty Retail up slightly
–	Strength at FamousFootwear.com and Naturalizer.com

•	EXPECTATIONS FOR BACK HALF
–	Eyes wide open regarding macro challenges
–	Working to offset potential economic decline
•	Targeting costs and expenses
•	Completing brand review

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COMPLETING BRAND REVIEW
SUMMARY OF AND 1 DEAL

•	SALE OF AND 1 TO GALAXY INTERNATIONAL FOR $55M IN CASH
–	Expected to close within 45 days(1)
–	Use proceeds to pay down debt
•	AND 1 PART OF $145M ASG ACQUISITION(2)
–	ASG net sales of $232M(3)
–	EBITDA of ~$29M(3)

•	AND 1: GLOBAL MEN'S PERFORMANCE BASKETBALL BRAND CATERING TO PLAYERS AND ENTHUSIASTS
–	More specialized athletic product
–	Not cleanly aligned with our target strategy
–	Better fit for dedicated resources

Targeted Consumer Platform

HEALTHY LIVING
PRODUCT INNOVATION

[Naturalizer logo]
[Dr. Scholl's logo]
[Avia logo]
[ryka logo]

(1) Of announcement on 8.25.11; (2) Plus assumed debt; (3) Most recent fiscal year

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WHOLESALE BRAND REVIEW
CONTINUING TO EVOLVE AND ACCELERATE KEY BRANDS

•	DIVERSIFYING BRANDED PORTFOLIO...
CAPTURING HIGHER MARGINS...
ENGAGING CONSUMERS...
–	2004: predominantly private label
•	FY’04 revenue of $615.9M
–	Contemporary Fashion ~3%
•	FY’10 revenue of $754.4M
–	Contemporary Fashion ~33%
–	2005: strategic decision to follow consumer
•	Access to better brands via Bennett acquisition
–	2007 to 2010: acquired Sam Edelman, added Vera Wang Lavender
–	Today:
•	Focus on faster-growing, higher-margin brands
•	Expanding on best practices
•	Conducting portfolio review

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FAMOUS FOOTWEAR
BACK-TO-SCHOOL UPDATE

•	LATER START OF B-TO-S
–	Part of gradual long-term trend
–	Consumer shift in timing
–	Famous Footwear marketing coordinated around change
•	As planned, BOGO back

•	CONTINUE TO TRACK TO AUGUST RESULTS
–	Acceleration in early September
•	Up against great comps
•	Continued gross margin pressure
–	Managing costs

•	WEEK 29 LARGEST IN HISTORY
–	Close to $50M for first time ever
–	Up ~5% over same week in 2010

[Famous Footwear logo]

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FAMOUS FOOTWEAR
2Q’11 REAL ESTATE UPDATE

•	12 NEW STORES, CLOSED 8 STORES

•	TTM REVENUE PER SQ. FT. OF $186
–	Stores opened YTD’11 averaging $211 per sq. ft.
•	Performing at or better than plan

•	AGGRESSIVE MARGINAL STORE REVIEWS
–	Exiting unprofitable leases

•	DISCIPLINE AROUND REAL ESTATE PORTFOLIO
–	Focused on actively managing portfolio
–	Taking advantage of market conditions

•	OPENING 50 NEW STORES IN 2011
–	Closing 40 to 45

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STRATEGY SUMMARY

•	ALIGN RESOURCES TO ACHIEVE STRATEGIC AND FINANCIAL GOALS
–	First step with sale of AND 1
–	Completing portfolio review
•	Continuing to evaluate brands/businesses

•	TARGET THREE KEY CONSUMER PLATFORMS
–	Family
–	Contemporary Fashion
–	Healthy Living

•	FOCUS ON IMMEDIATE GOALS
–	Delivering 3Q’11 and 4Q’11 results
–	Finalizing SAP stabilization
–	Integrating ASG
–	Removing costs and reducing SG&A
–	Developing plans for 2012

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EXPECTATIONS
SECOND HALF AND FULL YEAR GUIDANCE

2H'11
Consolidated net sales $1.42 to $1.45B
Adjusted diluted EPS $0.76 to $0.88

2H'10
Consolidated net sales $1.3B
Adjusted diluted EPS $0.56

FY'11
Consolidated net sales $2.68 to $2.71B
Adjusted diluted EPS $0.85 to $0.97

FY'10
Consolidated net sales $2.5B
Adjusted diluted EPS $0.97

2H NET SALES
US$B

$1.5
$1.4
$1.3
$1.2
$1.1
$1.0

2H'10 Actual $1.30
2H'11 Low Est. $1.42
2H'11 High Est. $1.45

2H EPS
US$

$1.00
$0.75
$0.50
$0.25
$0.00

2H'10 Actual $0.56
2H'11 Low Est. $0.76
2H'11 High Est. $0.88

FY NET SALES
US$B

$2.8
$2.6
$2.4
$2.2
$2.0

FY'10 Actual $2.50
FY'11 Low Est. $2.68
FY'11 High Est. $2.71

FY EPS
US$

$1.00
$0.75
$0.50
$0.25
$0.00

FY'10 Actual $0.97
FY'11 Low Est. $0.85
FY'11 High Est. $0.97

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THANK YOU

For more information on Brown Shoe Company, please contact Peggy Reilly Tharp, vice president of Investor Relations, at ptharp@brownshoe.com